THE PENN INSURANCE AND ANNUITY COMPANY

POWER OF ATTORNEY

March 30, 2026

KNOW ALL PERSONS BY THESE PRESENTS, that Richard M. Klenk, the Chief Financial Officer The Penn Insurance and Annuity Company, does hereby constitute and appoint David M. O’Malley and Ann-Marie Mason, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all instruments or documents to be filed as part of or in connection with or in any way related to any or all registration statements or other filings and any amendment or supplement thereto under the Securities Act of 1933 and/or the Investment Company Act of 1940, relating to the offering of variable annuity contracts and variable life insurance policies funded through the separate accounts and listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Separate Account Name	Investment Company Act File No.	Securities Act File No.
PIA Variable Annuity Account I	811-08720
Deferred Variable Annuity Contract		333-273819
PIA Variable Life Account I	811-23646
Accumulation Variable Universal Life Insurance Policy		333-273736
Protection Variable Universal Life Insurance Policy		333-254206
Survivorship Protection Variable Universal Life Insurance policy		333-269813

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth above.

By:	/s/ Richard M. Klenk
Richard M. Klenk
Chief Financial Officer

THE PENN INSURANCE AND ANNUITY COMPANY

POWER OF ATTORNEY

March 30, 2026

KNOW ALL PERSONS BY THESE PRESENTS, that Justin Wyant, member of the Board of Directors of The Penn Insurance and Annuity Company, does hereby constitute and appoint David M. O’Malley and Ann-Marie Mason, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all instruments or documents to be filed as part of or in connection with or in any way related to any or all registration statements or other filings and any amendment or supplement thereto under the Securities Act of 1933 and/or the Investment Company Act of 1940, relating to the offering of variable annuity contracts and variable life insurance policies funded through the separate accounts and listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Separate Account Name	Investment Company Act File No.	Securities Act File No.
PIA Variable Annuity Account I	811-08720
Deferred Variable Annuity Contract		333-273819
PIA Variable Life Account I	811-23646
Accumulation Variable Universal Life Insurance Policy		333-273736
Protection Variable Universal Life Insurance Policy		333-254206
Survivorship Protection Variable Universal Life Insurance policy		333-269813

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth above.

By:	/s/ Justin Wyant
Justin Wyant
Director